UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 13, 2004 (July 31, 2004)

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 788-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 to the Form 8-K, filed on August 2, 2004, is being filed by Albemarle Corporation (the “Company”) to provide the required financial statements and pro forma financial information related to its acquisition of the refinery catalysts business of Akzo Nobel N.V. on July 31, 2004.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The following financial statements of the refinery catalysts business of Akzo Nobel N.V. required by this item are attached hereto as Exhibit 99.2 and Exhibit 99.3 and are incorporated by reference herein.

Audited Combined Financial Statements

Combined Balance Sheets as of December 31, 2003 and 2002

Combined Statements of Income for the years ended December 31, 2003, 2002 and 2001

Combined Statements of Cash Flows for the years ended December 31, 2003, 2002 and 2001

Notes to the Combined Financial Statements

Report of Independent Auditors

Unaudited Condensed Combined Financial Statements

Unaudited Condensed Combined Balance Sheets as of June 30, 2004 and December 31, 2003

Unaudited Condensed Combined Statements of Income for the six months ended June 30, 2004 and 2003

Unaudited Condensed Combined Statements of Cash Flows for the six months ended June 30, 2004 and 2003

Notes to the Unaudited Condensed Combined Financial Statements

(b) Pro Forma Financial Information.

The following pro forma financial information of the Company reflecting the acquisition by the Company of the refinery catalysts business of Akzo Nobel N.V. required by this item is attached hereto as Exhibit 99.4 and is incorporated by reference herein.

Unaudited Pro Forma Combined Balance Sheet as of June 30, 2004

Notes to the Unaudited Pro Forma Combined Balance Sheet

Unaudited Pro Forma Combined Statement of Income for the year ended December 31, 2003

Unaudited Pro Forma Combined Statement of Income for the six months ended June 30, 2004

Unaudited Pro Forma Combined Statement of Income for the six months ended June 30, 2003

Notes to the Unaudited Pro Forma Combined Statements of Income

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(c) Exhibits.

2.1	International Share and Business Sale Agreement, dated as of July 16, 2004, by and between the Company, Albemarle Catalysts International, L.L.C. and Akzo Nobel N.V. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 1-12658) filed on July 16, 2004).

10.1	Credit Agreement, dated as of July 29, 2004, among the Company, Albemarle Catalysts International, L.L.C., certain of the Company’s subsidiaries as guarantors, the lenders parties thereto, Bank of America, N.A., as Administrative Agent, UBS Securities LLC, as Syndication Agent, and The Bank of New York, Fortis (USA) Finance LLC and SunTrust Bank, as Co-Documentation Agents (incorporated herein by reference to Exhibit 10.1.1 to the Company’s Quarterly Report on Form 10-Q (File No. 1-12658) for the quarterly period ended June 30, 2004).

10.2	364-Day Loan Agreement, dated as of July 29, 2004, among the Company, Albemarle Catalysts International, L.L.C., certain of the Company’s subsidiaries as guarantors, the lenders parties thereto, Banc of America Bridge LLC, as Administrative Agent, and UBS Securities LLC, as Syndication Agent (incorporated herein by reference to Exhibit 10.1.2 to the Company’s Quarterly Report on Form 10-Q (File No. 1-12658) for the quarterly period ended June 30, 2004).

23.1	Consent of KPMG Accountants N.V.

99.1	Press release, dated August 2, 2004, issued by the Company (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 1-12658) filed on August 2, 2004).

99.2	Audited combined financial statements of Akzo Nobel Catalysts as of December 31, 2003 and 2002 and for the years ended December 31, 2003, 2002 and 2001.

99.3	Unaudited condensed combined financial statements of Akzo Nobel Catalysts as of June 30, 2004 and for the six months ended June 30, 2004 and 2003.

99.4	Unaudited pro forma combined balance sheet of the Company as of June 30, 2004 and unaudited pro forma combined statements of income for the year ended December 31, 2003 and six months ended June 30, 2004 and 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2004

ALBEMARLE CORPORATION

By:	/S/ PAUL F. ROCHELEAU
Paul F. Rocheleau
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit

2.1	International Share and Business Sale Agreement, dated as of July 16, 2004, by and between the Company, Albemarle Catalysts International, L.L.C. and Akzo Nobel N.V. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 1-12658) filed on July 16, 2004).

10.1	Credit Agreement, dated as of July 29, 2004, among the Company, Albemarle Catalysts International, L.L.C., certain of the Company’s subsidiaries as guarantors, the lenders parties thereto, Bank of America, N.A., as Administrative Agent, UBS Securities LLC, as Syndication Agent, and The Bank of New York, Fortis (USA) Finance LLC and SunTrust Bank, as Co-Documentation Agents (incorporated herein by reference to Exhibit 10.1.1 to the Company’s Quarterly Report on Form 10-Q (File No. 1-12658) for the quarterly period ended June 30, 2004).

10.2	364-Day Loan Agreement, dated as of July 29, 2004, among the Company, Albemarle Catalysts International, L.L.C., certain of the Company’s subsidiaries as guarantors, the lenders parties thereto, Banc of America Bridge LLC, as Administrative Agent, and UBS Securities LLC, as Syndication Agent (incorporated herein by reference to Exhibit 10.1.2 to the Company’s Quarterly Report on Form 10-Q (File No. 1-12658) for the quarterly period ended June 30, 2004).

23.1	Consent of KPMG Accountants N.V.

99.1	Press release, dated August 2, 2004, issued by the Company (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 1-12658) filed on August 2, 2004).

99.2	Audited combined financial statements of Akzo Nobel Catalysts as of December 31, 2003 and 2002 and for the years ended December 31, 2003, 2002 and 2001.

99.3	Unaudited condensed combined financial statements of Akzo Nobel Catalysts as of June 30, 2004 and for the six months ended June 30, 2004 and 2003.

99.4	Unaudited pro forma combined balance sheet of the Company as of June 30, 2004 and unaudited pro forma combined statements of income for the year ended December 31, 2003 and six months ended June 30, 2004 and 2003.

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